Exhibit 99.1

                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE

In re: American Tissue Inc. et al                        Case No. 01-10370 et al
Debtors                                      Reporting Period: 1/01/02 - 1/31/02

                            Monthly Operating Report
            File with Court and submit copy to United States Trustee
                        within 20 days after end of month

Submit copy of report to any official committee appointed in the case.

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                      Document       Explanation
REQUIRED DOCUMENTS                                                                 Form No.           Attached         Attached
------------------------------------------------------------------------------------------------------------------------------------
Schedule of Cash Receipts and Disbursements                                     MOR - 1                   X
------------------------------------------------------------------------------------------------------------------------------------
         Bank Reconciliation (or copies of debtor's bank reconciliations)       MOR - 1 (CON'T)
------------------------------------------------------------------------------------------------------------------------------------
         Copies of Bank Statements                                                                        X
------------------------------------------------------------------------------------------------------------------------------------
         Cash disbursements journals
------------------------------------------------------------------------------------------------------------------------------------
Statement of Operations                                                         MOR - 2                   X
------------------------------------------------------------------------------------------------------------------------------------
Balance Sheet                                                                   MOR - 3                   X
------------------------------------------------------------------------------------------------------------------------------------
Status of Postpetition Taxes                                                    MOR - 4                   X
------------------------------------------------------------------------------------------------------------------------------------
         Copies of IRS Form 6123 or payment receipt
------------------------------------------------------------------------------------------------------------------------------------
         Copies of tax returns filed during reporting period
------------------------------------------------------------------------------------------------------------------------------------
Summary of Unpaid Postpetition Debts                                            MOR - 4                   X
------------------------------------------------------------------------------------------------------------------------------------
         Listing of aged accounts payable
------------------------------------------------------------------------------------------------------------------------------------
Accounts Receivable Reconciliation and Aging                                    MOR - 5                   X
------------------------------------------------------------------------------------------------------------------------------------
Debtor Questionnaire                                                            MOR - 5                   X
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.



------------------------------------------                    -----------------
Signature of Debtor                                           Date



------------------------------------------                    -----------------
Signature of Joint Debtor                                     Date


/s/ LARRY A. FORD                                                 2/26/02
------------------------------------------                    -----------------
Signature of Authorized Individual*                           Date


LARRY A. FORD                                              DIRECTOR
------------------------------------------     --------------------------------
Printed Name of Authorized Individual            Title of Authorized Individual


* Authorized individual must be an officer, director, or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE

In re: American Tissue Inc. et al                        Case No. 01-10370 et al
Debtors                                      Reporting Period: 1/01/02 - 1/31/02


                   Schedule of Cash Receipts and Disbursements

------------------------------------------------------------------------------------------------------------------------------------
                                                                                 Prior Months -                         Cumulative
                                                                                   Cumulative       Current Month     Filing to Date

                                                                                                       Actual              Actual
------------------------------------------------------------------------------------------------------------------------------------
Cash - Beginning of Month (1)                                                    $   654,000.00    $10,190,002.50     $   654,000.00
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
Receipts (2)
------------------------------------------------------------------------------------------------------------------------------------
ATC Trade Cash Receipts                                                          $63,089,440.99    $14,281,082.00     $77,370,522.99
------------------------------------------------------------------------------------------------------------------------------------
Oregon Trade Cash Receipts                                                           968,711.40         87,178.53       1,055,889.93
------------------------------------------------------------------------------------------------------------------------------------
New York Trade Cash Receipts                                                         600,198.76         91,621.11         691,819.87
------------------------------------------------------------------------------------------------------------------------------------
Neenah Trade Cash Receipts                                                           741,531.31        111,031.79         852,563.10
------------------------------------------------------------------------------------------------------------------------------------
ATM Tennessee Trade Cash Receipts                                                     60,000.00                --          60,000.00
------------------------------------------------------------------------------------------------------------------------------------
PPA Trade Cash Receipts                                                            3,644,412.58        348,576.61       3,992,989.19
------------------------------------------------------------------------------------------------------------------------------------
ATC Non A/R Cash Receipts (Checks)                                                   261,236.62        319,761.37         580,997.99
------------------------------------------------------------------------------------------------------------------------------------
ATC Non A/R Cash Receipts (Wires)                                                  8,719,993.07      4,012,520.00      12,732,513.07
------------------------------------------------------------------------------------------------------------------------------------
   Total Receipts                                                                $78,085,524.73    $19,251,771.41     $97,337,296.14
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
Disbursements
------------------------------------------------------------------------------------------------------------------------------------
Payroll related                                                                  $20,245,840.63    $ 4,289,463.00     $24,535,303.63
------------------------------------------------------------------------------------------------------------------------------------
Raw Materials/Supplies etc                                                        14,718,922.77      3,354,339.00      18,073,261.77
------------------------------------------------------------------------------------------------------------------------------------
Utilities                                                                          2,477,431.67        731,025.00       3,208,456.67
------------------------------------------------------------------------------------------------------------------------------------
Freight                                                                            7,364,272.45      1,623,111.00       8,987,383.45
------------------------------------------------------------------------------------------------------------------------------------
Equipment Leases / Rent                                                            1,309,163.53      1,006,099.26       2,315,262.79
------------------------------------------------------------------------------------------------------------------------------------
Mortgages                                                                            132,833.00        132,832.74         265,665.74
------------------------------------------------------------------------------------------------------------------------------------
Insurance                                                                            996,248.00        619,781.00       1,616,029.00
------------------------------------------------------------------------------------------------------------------------------------
SG&A                                                                               5,029,820.49      1,296,720.42       6,326,540.91
------------------------------------------------------------------------------------------------------------------------------------
Professional Fees                                                                    834,801.34      1,417,144.00       2,251,945.34
------------------------------------------------------------------------------------------------------------------------------------
Net Payment to Secured Lenders Line of Credit                                     15,440,188.35     (1,275,741.51)     14,164,446.84
------------------------------------------------------------------------------------------------------------------------------------
   Total Disbursements                                                           $68,549,522.23    $13,194,773.91     $81,744,296.14
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
Net Cash Flow                                                                    $ 9,536,002.50    $ 6,056,997.50     $15,593,000.00
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
Cash - End of Month                                                              $10,190,002.50    $16,247,000.00     $16,247,000.00
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
Disbursements for Calculating  U.S. Trustee Quarterly Fees
(From Current Month Column)
------------------------------------------------------------------------------------------------------------------------------------
Total Disbursements                                                                                                   $13,194,773.91
------------------------------------------------------------------------------------------------------------------------------------
     Less: Transfers to Debtor In Possession Accounts                                                                             --
------------------------------------------------------------------------------------------------------------------------------------
     Plus: Estate Disbursements Made by Outside Sources                                                                           --
------------------------------------------------------------------------------------------------------------------------------------
Total Disbursements for Calculating U.S. Trustee Quarterly Fees                                                       $13,194,773.91
------------------------------------------------------------------------------------------------------------------------------------

Notes:

(1) Cash balances include all funds placed in segregated bank accounts controlled by the agent of the Secured Lenders for "Professional Fees", "Rents & Leases", "Employee Benefits" and "Insurance".

(2) All collections and proceeds from any DIP Collateral are remitted to the Secured Lenders and are applied directly to the line of credit issued to American Tissue Inc.


                                  Page 2 of 10
2/26/2002            Unaudited - Subject to Material Change           Form MOR-1

                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE

In re: American Tissue Inc. et al                        Case No. 01-10370 et al
Debtors                                      Reporting Period: 1/01/02 - 1/31/02


                 Schedule of Cash Disbursements by Debtor Entity


------------------------------------------------------------------------------------------------------------------------------------
                                                                                 Prior Months -                         Cumulative
                                                                                   Cumulative       Current Month     Filing to Date
                                                          Case #                                       Actual             To Date
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
Entity:
------------------------------------------------------------------------------------------------------------------------------------
American Tissue Inc                                     01-10370              $           --      $           --      $           --
------------------------------------------------------------------------------------------------------------------------------------
American Tissue Corp                                    01-10372               50,938,117.95        6,806,763.91       57,744,881.86
------------------------------------------------------------------------------------------------------------------------------------
American Tissue Mills of Oregon, Inc.                   01-10375                1,538,406.33           50,580.00        1,588,986.33
------------------------------------------------------------------------------------------------------------------------------------
American Tissue Mills of Neenah LLC                     01-10377                8,061,991.65        4,724,036.00       12,786,027.65
------------------------------------------------------------------------------------------------------------------------------------
American Tissue Mills of New Hampshire, Inc             01-10380                  182,879.00           88,493.00          271,372.00
------------------------------------------------------------------------------------------------------------------------------------
American Tissue Mills of Tennessee LLC                  01-10382                2,934,440.30           61,801.00        2,996,241.30
------------------------------------------------------------------------------------------------------------------------------------
American Tissue Mills of Wisconsin, Inc.                01-10386                          --                  --                  --
------------------------------------------------------------------------------------------------------------------------------------
American Tissue Mills of New York, Inc.                 01-10389                  160,873.00           99,997.00          260,870.00
------------------------------------------------------------------------------------------------------------------------------------
American Tissue Mills of Greenwich LLC                  01-10390                   90,530.00           67,043.00          157,573.00
------------------------------------------------------------------------------------------------------------------------------------
American Cellulose Mills Corp.                          01-10391                1,212,687.00          179,037.00        1,391,724.00
------------------------------------------------------------------------------------------------------------------------------------
Saratoga Realty LLC                                     01-10392                   23,397.00           23,397.00           46,794.00
------------------------------------------------------------------------------------------------------------------------------------
Tagsons Papers, Inc.                                    01-10393                          --                  --                  --
------------------------------------------------------------------------------------------------------------------------------------
Calexico Tissue Company LLC                             01-10394                   54,865.00           54,865.00          109,730.00
------------------------------------------------------------------------------------------------------------------------------------
Unique Financing LLC                                    01-10395                          --                  --                  --
------------------------------------------------------------------------------------------------------------------------------------
Coram Realty LLC                                        01-10396                          --                  --                  --
------------------------------------------------------------------------------------------------------------------------------------
Hydro of America LLC                                    01-10398                          --                  --                  --
------------------------------------------------------------------------------------------------------------------------------------
Engineers Road, LLC                                     01-10399                          --                  --                  --
------------------------------------------------------------------------------------------------------------------------------------
Landfill of America LLC                                 01-10402                          --                  --                  --
------------------------------------------------------------------------------------------------------------------------------------
Gilpin Realty Corp.                                     01-10403                          --                  --                  --
------------------------------------------------------------------------------------------------------------------------------------
Paper of America LLC                                    01-10405                          --                  --                  --
------------------------------------------------------------------------------------------------------------------------------------
Grand LLC                                               01-10406                   54,571.00           54,571.00          109,142.00
------------------------------------------------------------------------------------------------------------------------------------
Pulp of America                                         01-10407                          --                  --                  --
------------------------------------------------------------------------------------------------------------------------------------
Markwood LLC                                            01-10408                          --                  --                  --
------------------------------------------------------------------------------------------------------------------------------------
Railway of America LLC                                  01-10409                          --                  --                  --
------------------------------------------------------------------------------------------------------------------------------------
100 Realty Management LLC                               01-10410                          --                  --                  --
------------------------------------------------------------------------------------------------------------------------------------
American Tissue - New Hampshire Electric Inc.           01-10412                          --                  --                  --
------------------------------------------------------------------------------------------------------------------------------------
Berlin Mills Railway, Inc.                              01-10415                          --                  --                  --
------------------------------------------------------------------------------------------------------------------------------------
Pulp & Paper of America LLC                             01-10416                3,296,764.00          984,190.00        4,280,954.00
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
          Total Disbursements by Entity                                       $68,549,522.23      $13,194,773.91      $81,744,296.14
                                                                              ======================================================


                                  Page 3 of 10
2/26/2002            Unaudited - Subject to Material Change           Form MOR-1
                                                                     (continued)

                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE

In re: American Tissue Inc. et al                        Case No. 01-10370 et al
Debtors                                      Reporting Period: 1/01/02 - 1/31/02


                             Bank Reconciliation (1)


------------------------------------------------------------------------------------------------------------------------------------
                                                                           Bank Accounts

------------------------------------------------------------------------------------------------------------------------------------
Balance Per Books                    $    --                     $    --                      $    --                     $    --
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
Bank Balance                              --                          --                           --                          --
------------------------------------------------------------------------------------------------------------------------------------
Plus: Deposits In Transit                 --                          --                           --                          --
------------------------------------------------------------------------------------------------------------------------------------
Less: Outstanding Checks                  --                          --                           --                          --
------------------------------------------------------------------------------------------------------------------------------------
Other                                     --                          --                           --                          --
------------------------------------------------------------------------------------------------------------------------------------
Adjusted Bank Balance                $    --                     $    --                      $    --                     $    --
------------------------------------------------------------------------------------------------------------------------------------

Notes:

(1) See attached copies of all DIP Bank Statements.


Other

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


                                  Page 4 of 10
2/26/2002            Unaudited - Subject to Material Change           Form MOR-1
                                                                     (continued)

                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE

In re: American Tissue Inc. et al                        Case No. 01-10370 et al
Debtors                                      Reporting Period: 1/01/02 - 1/31/02


                       Statement of Operations (in 000's)


NET SALES:
          Outside                                                  $     12,413
          Rental Income                                                      14
                                                                   ------------
                                                                         12,427
                                                                   ------------
COST OF SALES:
          Outside                                                        16,909
                                                                   ------------

GROSS PROFIT / (LOSS)                                                    (4,482)

SG&A EXPENSES:
          Freight                                                         1,623
          Customs & Commissions                                             204
          Selling & Marketing                                               112
          Administrative                                                  2,358
                                                                   ------------
                                                                          4,297
                                                                   ------------

OPERATING PROFIT / (LOSS)                                                (8,779)

Restructuring Charges                                                     2,204
Interest Expense (1)                                                        754

                                                                   ------------
NET PROFIT / (LOSS)                                                $    (11,737)
                                                                   ============


Notes:
(1) Assumes no interest payments to Senior Secured Note Holders.


                                  Page 5 of 10
2/26/2002            Unaudited - Subject to Material Change           Form MOR-2

                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE

In re: American Tissue Inc. et al                        Case No. 01-10370 et al
Debtors                                      Reporting Period: 1/01/02 - 1/31/02


                     Balance Sheet as of 1/31/02 (in 000's)


ASSETS
Current Assets:
      Cash and cash equivalents                                    $      5,878
      Segregated Cash                                                    10,369
      Accounts Receivable, net of allowance                              18,202
      Inventories (1)
           Raw Materials                                                 20,051
           Supplies Inventory                                             5,328
           Work-in-process                                                  300
           Finished goods                                                23,547
                                                                   ------------
             Total Inventories                                           49,226

      Prepaid expenses and other current assets                           1,391
                                                                   ------------
             Total Current Assets                                        85,066

Property Plant & Equipment
           Machinery and Equipment                                      243,953
           Building and Building Improvements                            28,095
           Leasehold Improvements                                         4,647
           Land                                                           8,745
           Construction in Progress                                      30,105
                                                                   ------------
             Total Property, Plant and Equipment                        315,545
           Less: Accumulated Depreciation                               (69,967)
                                                                   ------------
             Property, Plant & Equipment, net                           245,578

Due from Related Parties, net
      Affiliated Entities                                                31,693
             Inventory / Mexico                                           5,774
      Beneficial Stockholders                                             1,166
         Reserve for Due from Related Parties                           (37,467)
                                                                   ------------
Due from Related Parties, net (2)                                         1,166

Deferred Costs, net
      Total Deferred Costs                                               12,402
      Less: Accumulated Amortization                                     (5,296)
                                                                   ------------
             Total Deferred Costs, net                                    7,106

Other Assets                                                              4,504
                                                                   ------------
             Total Assets                                          $    343,420
                                                                   ============

Notes:

(1) Physical inventory count as of 1/31/02. Finished Goods inventory valued at lower of cost or market (market estimated at selling price net of freight, commissions and other costs of disposal). All other inventory valued at cost.

(2) The Debtors do not know what amount, if any, is collectable from Related Parties. The net realizable value of these assets is to be reviewed . As a result, with the exception of the receivable from Beneficial Stockholders (still being reviewed) these assets have been fully reserved.


                                  Page 6 of 10
2/26/2002            Unaudited - Subject to Material Change           Form MOR-3

                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE

In re: American Tissue Inc. et al                        Case No. 01-10370 et al
Debtors                                      Reporting Period: 1/01/02 - 1/31/02


LIABILITIES AND STOCKHOLDERS' EQUITY

 Liabilities:

        Accounts Payable Trade                                                   1,446
        Accounts Payable Accrual (Prof Fee's)                                    7,353
        Senior Secured Notes - Post-Petition Funding                            12,655
        Accrued Expenses (1)                                                     6,194
                                                                          ------------

 Total Liabilities:                                                             27,648

 Liabilities Subject to Compromise:
        Notes Payable (Bank Group Line of Credit at 1/31/02) (2)          $    125,871
        Accounts Payable Trade                                                 127,390
        Accrued Expenses                                                        12,875
        Accrued Fringes                                                          7,890
        Senior Secured Notes Payable                                           160,535
        Other Long term Liabilities                                             13,226
        Mortgage Loans Payable                                                  25,345
        Capitalized Lease Obligations                                            2,672
                                                                          ------------
 Total Liabilities Subject to Compromise:                                      475,804

  Stockholders' Equity
        Common Stock                                                             1,605
        Additional paid in capital                                              66,252
        Retained Earnings                                                     (175,970)
        Current Earnings                                                       (51,919)
                                                                          ------------
              Total Stockholders Equity                                       (160,032)

                                                                          ------------
        Total Liabilities and Stockholders Equity                         $    343,420
                                                                          ============

Notes:

(1)  See Footnote (1) on Summary of Unpaid Postpetition Debts

(2) Represents the net of all postpetition advances and the proceeds from the collateral of the Secured Lenders.


                                  Page 7 of 10
2/26/2002            Unaudited - Subject to Material Change           Form MOR-3

                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE

In re: American Tissue Inc. et al                        Case No. 01-10370 et al
Debtors                                      Reporting Period: 1/01/02 - 1/31/02


                          Summary of Postpetition Taxes


------------------------------------------------------------------------------------------------------------------------------------
                                           Beginning        Amount                                                          Ending
                                              Tax         Withheld or        Amount         Date          Check No.           Tax
                                           Liability        Accrued           Paid         Paid (1)      or EFT (1)        Liability
------------------------------------------------------------------------------------------------------------------------------------
Federal
------------------------------------------------------------------------------------------------------------------------------------
Withholding                              $         --    $   397,357     $   397,357      See Notes       See Notes      $        --
------------------------------------------------------------------------------------------------------------------------------------
FICA - Employee                                    --        243,782         243,782      See Notes       See Notes               --
------------------------------------------------------------------------------------------------------------------------------------
FICA - Employer                                    --        243,782         243,782      See Notes       See Notes               --
------------------------------------------------------------------------------------------------------------------------------------
Unemployment                                       --         15,964          15,964      See Notes       See Notes               --
------------------------------------------------------------------------------------------------------------------------------------
Income                                             --             --              --                                              --
------------------------------------------------------------------------------------------------------------------------------------
Other:  Corporate (2)                          17,700             --              --                                          17,700
------------------------------------------------------------------------------------------------------------------------------------
   Total Federal Taxes                   $     17,700    $   900,885     $   900,885                                     $    17,700
------------------------------------------------------------------------------------------------------------------------------------
State and Local
------------------------------------------------------------------------------------------------------------------------------------
Withholding                              $         --    $   127,524     $   127,524      See Notes       See Notes      $        --
------------------------------------------------------------------------------------------------------------------------------------
Sales                                              --             --              --                                              --
------------------------------------------------------------------------------------------------------------------------------------
Excise                                             --             --              --                                              --
------------------------------------------------------------------------------------------------------------------------------------
Unemployment                                       --         39,303          39,303      See Notes       See Notes               --
------------------------------------------------------------------------------------------------------------------------------------
Real Property (Property Taxes) (2)          2,145,000        538,400          67,281       1/15/02    #511400  & 511404    2,616,119
------------------------------------------------------------------------------------------------------------------------------------
Personal Property                                  --             --              --                                              --
------------------------------------------------------------------------------------------------------------------------------------
Other:                                             --             --              --      See Notes       See Notes               --
------------------------------------------------------------------------------------------------------------------------------------
   Total State and Local                 $  2,145,000    $   705,227     $   234,108                                     $ 2,616,119
------------------------------------------------------------------------------------------------------------------------------------
Total Taxes                              $  2,162,700    $ 1,606,112     $ 1,134,993                                     $ 2,633,819
------------------------------------------------------------------------------------------------------------------------------------

Notes:

(1) Payroll taxes are typically paid weekly. These taxes were paid on the following dates: 1/03/02, 1/10/02, 1/17/02,1/24/02, and 1/31/02. Outsourced
third party payroll agencies remit all payments to the appropriate tax authorities on behalf of American Tissue Inc. and subsidiaries.

(2) Taxes are estimated.


                      Summary of Unpaid Postpetition Debts

------------------------------------------------------------------------------------------------------------------------------------
                                                                           Number of Days Past Due
                                                         ----------------------------------------------------------
                                           Current          0 - 30          31 - 60        61 - 90         Over 90          Total
------------------------------------------------------------------------------------------------------------------------------------
Accounts Payable                         $  1,446,021    $        --     $        --    $        --     $        --      $ 1,446,021
------------------------------------------------------------------------------------------------------------------------------------
Wages Payable                                 950,000             --              --             --              --          950,000
------------------------------------------------------------------------------------------------------------------------------------
Taxes Payable                                 470,719        538,000         559,700        559,700         505,700        2,633,819
------------------------------------------------------------------------------------------------------------------------------------
Rent / Leases - Building (1)         To Be Determined             --              --             --              --              --
------------------------------------------------------------------------------------------------------------------------------------
Rent / Leases - Equipment (1)        To Be Determined             --              --             --              --              --
------------------------------------------------------------------------------------------------------------------------------------
Secured Debt / Adequate
Protection Payments                         1,914,224             --              --             --              --        1,914,224
------------------------------------------------------------------------------------------------------------------------------------
Senior Secured Notes - Post-
Petition Funding                           12,654,811             --                                                      12,654,811
------------------------------------------------------------------------------------------------------------------------------------
Professional Fees                           7,353,000             --              --             --              --        7,353,000
------------------------------------------------------------------------------------------------------------------------------------
Amounts Due to Insiders                            --             --              --             --              --               --
------------------------------------------------------------------------------------------------------------------------------------
Mortgage Interest Payable                      49,000         48,000         155,000        155,000         122,000          529,000
------------------------------------------------------------------------------------------------------------------------------------
Other:                                        167,444             --              --             --              --          167,444
------------------------------------------------------------------------------------------------------------------------------------
Total Postpetition Debts                 $ 25,005,219    $   586,000     $   714,700    $   714,700     $   627,700      $27,648,319
------------------------------------------------------------------------------------------------------------------------------------

Notes:

(1) Pending the bankruptcy court's determination of the characterization of the Debtor's real estate and equipment leases outstanding as of the petition date as either "true" or operating leases or secured transactions, the characterization of postpetition obligations arising under such leases as administrative claims cannot be determined with exactitude. After the Debtors file their Schedule of Assets and Liabilities and Statement of Financial Affairs, which will include a schedule of all of the Debtors' leases, the Debtors will attempt to estimate the portion thereof that may be entitled to administrative claim status for the period from and after the petition date.


Explain how and when the Debtor intends to pay any past-due postpetition debts.


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


                                  Page 8 of 10
2/26/2002            Unaudited - Subject to Material Change           Form MOR-4

                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE

In re: American Tissue Inc. et al                        Case No. 01-10370 et al
Debtors                                      Reporting Period: 1/01/02 - 1/31/02


                  Accounts Receivable Reconciliation And Aging

------------------------------------------------------------------------------------------------------------------------------------
Accounts Receivable Reconciliation (1)                                                                                   Amount
------------------------------------------------------------------------------------------------------------------------------------
Total Accounts Receivable at the beginning of the reporting period                                                $    20,709,393
------------------------------------------------------------------------------------------------------------------------------------
+ Amounts billed during the period                                                                                     12,412,197
------------------------------------------------------------------------------------------------------------------------------------
- Amounts collected during the period                                                                                  14,919,490
------------------------------------------------------------------------------------------------------------------------------------
Total Accounts Receivable at the end of the reporting period                                                      $    18,202,100
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
Accounts Receivable Aging                                                                                                Amount
------------------------------------------------------------------------------------------------------------------------------------
0 - 30 days old                                                                                                   $     9,081,512
------------------------------------------------------------------------------------------------------------------------------------
31 - 60 days old                                                                                                        2,762,004
------------------------------------------------------------------------------------------------------------------------------------
61 - 90 days old                                                                                                        2,019,138
------------------------------------------------------------------------------------------------------------------------------------
91+ days old                                                                                                           32,200,932
------------------------------------------------------------------------------------------------------------------------------------
Total Accounts Receivable                                                                                              46,063,586
------------------------------------------------------------------------------------------------------------------------------------
Bad Debt Reserve                                                                                                      (27,861,486)
------------------------------------------------------------------------------------------------------------------------------------
Accounts Receivable (Net)                                                                                         $    18,202,100
------------------------------------------------------------------------------------------------------------------------------------

(1) All collections and proceeds from any DIP Collateral are remitted to the Secured Lenders and are applied directly to the line of credit issued to American Tissue Inc.


                                  Page 9 of 10
2/26/2002            Unaudited - Subject to Material Change           Form MOR-5

                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE

In re: American Tissue Inc. et al                        Case No. 01-10370 et al
Debtors                                      Reporting Period: 1/01/02 - 1/31/02


                              Debtor Questionnaire

------------------------------------------------------------------------------------------------------------------------------------
Must be completed each month                                                                         Yes                No
------------------------------------------------------------------------------------------------------------------------------------
1. Have any assets been sold or transferred outside the normal course of
business this reporting period? If yes, provide an explanation below.                                                    X
------------------------------------------------------------------------------------------------------------------------------------
2. Have any funds been disbursed from any account other than a debtor in
possession account this reporting period? If yes, provide an explanation below.                                          X
------------------------------------------------------------------------------------------------------------------------------------
3.  Have all postpetition tax returns been timely filed?  If no, provide an
explanation below.                                                                                                       X
------------------------------------------------------------------------------------------------------------------------------------
4.  Are workers compensation, general liability and other necessary insurance
coverages in effect?  If no, provide an explanation below.                                            X
------------------------------------------------------------------------------------------------------------------------------------

Notes:

The Debtors have not yet filed their FY 2001 Federal / State Income Tax nor Employee Benefit returns. The Debtors are attempting to obtain the pertinent information in order to file all necessary FY 2001 returns.


                                  Page 10 of 10
2/26/2002            Unaudited - Subject to Material Change           Form MOR-5
                                                                     (continued)

                                                         Case No. 01-10370 et al

                     Unaudited - Subject to Material Change

                              AMERICAN TISSUE INC.
                        Notes to Monthly Operating Report
                    January 1, 2002 through January 31, 2002

1. The monthly operating report ("MOR") of American Tissue Inc. includes only the assets, liabilities and operations of American Tissue Inc. (case number 01-10370) and the following Debtor subsidiaries (case numbers): American Tissue Corporation (01-10372), American Tissue Mills of Oregon, Inc. (01-10375), American Tissue Mills of Neenah LLC (01-10377), American Tissue Mills of New Hampshire, Inc. (01-10380), American Tissue Mills of Tennessee LLC (01-10382), American Tissue Mills of Wisconsin, Inc. (01-10386), American Tissue Mills of New York, Inc. (01-10389), American Tissue Mills of Greenwich LLC (01-10390), American Cellulose Mills Corp. (01-10391), Calexico Tissue Company LLC (01-10394), Coram Realty LLC (01-10396), Engineers Road, LLC (01-10399), Gilpin Realty Corp. (01-10403), Grand LLC (01-10406), Markwood LLC (01-10408), 100 Realty Management LLC (01-10410),
     Pulp & Paper of America LLC (01-10416), Saratoga Realty LLC (01-10392), Tagsons Paper, Inc. (01-10393), Unique Financing LLC (01-10395), Hydro of America LLC (01-10398), Landfill of America LLC (01-10402), Paper of America LLC (01-10405), Pulp of America (01-10407), Railway of America LLC (01-10409), American Tissue-New Hampshire Electric Inc. (01-10412), and Berlin Mills Railway, Inc. (01-10415). Assets and liabilities are stated at their historical cost (excluding finished goods inventory); thus, such amounts do not necessarily reflect their fair market value.

2. American Tissue Inc. reported on September 5, 2001 to the Securities and Exchange Commission that it has reason to believe that its consolidated financial statements for its fiscal years ended September 30, 1999 and 2000, as well as its consolidated financial statements for each of the first three quarters of fiscal 2000 and 2001, contain material inaccuracies. Prior-period adjustments have been made by management in an effort to more accurately state the balance sheet as of the Bankruptcy filing date of September 10, 2001. These adjustments are unaudited and are subject to material change.

3. The financial information contained herein for the period of January 1, 2002 through January 31, 2002, is unaudited and is subject to further review and potential adjustment. In addition, if and when an audit of the books and records of American Tissue Inc. and subsidiaries is completed, adjustments to the net realizable value of its assets, including, but not limited to, receivables, inventory, and property, plant and equipment may be required.

4. Subsequent to the filing of the American Tissue Inc. MOR for the period from January 1, 2002 through January 31, 2002, American Tissue Inc. may identify certain adjustments, if any, relating to this time period. If needed, an amended MOR for the


                     Unaudited - Subject to Material Change

                                                         Case No. 01-10370 et al


     period from January 1, 2002 through January 31, 2002 will be filed with the court at a later date after all adjustments are identified and finalized.

5. Liabilities subject to compromise under Chapter 11 include the following (Liabilities Subject to Compromise have been restated from what was reported on the Monthly Operating Report for the period ending December 31,
     2001):

                                                                     ($000s)
                                                                   ----------
         Notes Payable (Bank Group Line of Credit @ 1/31/02)       $  125,871

         Accounts Payable - Trade                                     127,390
         Accrued Expenses                                              12,875
         Accrued Fringes                                                7,890
         Senior Secured Notes payable                                 160,535
         Other Long Term Liabilities                                   13,226
         Mortgage Loans Payable                                        25,345
         Capitalized Lease Obligations                                  2,672
                                                                   ----------
         TOTAL                                                     $  475,804
                                                                   ==========


                     Unaudited - Subject to Material Change
                                                                               2